UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2016
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33278	20-5961564
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5200 Great America Parkway
Santa Clara, CA 95054
(Address of principal executive offices, including zip code)
(408) 567-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On September 13, 2016, Aviat Networks, Inc. (the “Company”) entered into an agreement (the “Agreement”) with JDS1, LLC, Julian Singer and David S. Oros (collectively, the “JDS Group”). Pursuant to the Agreement, the Company agreed to include Wayne Barr, Jr. in its slate of director nominees for election at the Company’s fiscal 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”).

Pursuant to the Agreement, the members of the JDS Group have agreed to vote (1) for the Company’s slate of director nominees at the 2016 Annual Meeting; and (2) in favor of certain other proposals expected to be presented at the 2016 Annual Meeting. If the Company re-nominates Mr. Barr to stand for election as a director at the Company’s fiscal 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”), then the members of the JDS Group have agreed to vote for the Company’s slate of director nominees at the 2017 Annual Meeting.

The members of the JDS Group have agreed, until 15 business days prior to the advance notice deadline for the submission of director nominations and stockholder proposals in respect of the 2016 Annual Meeting, to customary standstill provisions during that time that provide, among other things, that the members of the JDS Group will not (1) engage in or in any way participate in a solicitation of proxies or consents with respect to the Company; or (2) initiate any shareholder proposals. If the Company re-nominates Mr. Barr to stand for election as a director at the 2017 Annual Meeting, then the standstill restrictions continue until 15 business days prior to the advance notice deadline for the submission of director nominations and stockholder proposals in respect of the Company’s fiscal 2018 Annual Meeting of Stockholders.

Pursuant to the Agreement, the Board has approved a waiver of the Company’s Tax Benefit Preservation Plan to permit the members of the JDS Group to acquire up to 7.9% of the Company’s common stock without becoming an Acquiring Person (as defined in the Company’s Tax Benefit Preservation Plan).

The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 8.01.    Other Events.

On September 14, 2016, the Company issued a press release regarding the Agreement. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits

10.1	Letter Agreement, dated as of September 13, 2016, among Aviat Networks, Inc., JDS1, LLC, Julian Singer and David S. Oros.

99.1	Press Release, issued by Aviat Networks, Inc. on September 14, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.
Date: September 14, 2016
By:	/s/ Michael Pangia
	Name:	Michael Pangia
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No. Under Regulation S-K, Item 601	Description

10.1	Letter Agreement, dated as of September 13, 2016, among Aviat Networks, Inc., JDS1, LLC, Julian Singer and David S. Oros.
99.1	Press Release, issued by Aviat Networks, Inc. on September 14, 2016.